Exhibit 10.01
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                      NON-QUALIFIED STOCK OPTION AGREEMENT

         THIS  AGREEMENT,  made as of January 22, 2004 by and between  CERISTAR,
INC.,  a  Delaware  corporation  (the  "Company"),   and  Fred  Weismiller  (the
"Optionee").

                              W I T N E S S E T H:

         WHEREAS, Optionee, is an officer and director of the Company;

         WHEREAS, the Company desires to grant an option to purchase shares of its common stock, $.001 par value per share (the "Common Stock"), to Optionee; and

         WHEREAS, Optionee and the Company desire to establish the terms and conditions of such options in this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. Grant of Option. Subject to and upon the terms and conditions set forth in this Agreement, the Company hereby grants to Optionee a Non-Qualified
Stock Option (sometimes hereinafter referred to as "Option") to purchase One Million Seven Fifty Hundred Thousand (1,750,000) shares (the "Option Shares") during the specified term of this Option, at a price equal to forty-six cents ($0.46) per share.

         2. Specified Term; Time of Exercise. This Option shall vest in its entirety and shall be exercisable subject to the provisions of Section 6 hereof. All rights with respect to any unexercised Option Shares shall expire, and this option shall become null and void on January 22, 2014.

         3. Transferability of Option. This Option shall not be transferable by the Optionee other than at death of Optionee, and this Option is exercisable during the Optionee's lifetime only by the Optionee. In the event an Option Transfer due to death of Optionee, all terms and conditions of the Option continue in force.

         4. Adjustment in the Event of Change in Capital Structure, Reorganization, Anti-Dilution or Accounting Changes. In the event of a change in the corporate structure or shares of the Company, subject to any required action by the shareholders, the Company shall make such equitable adjustments with respect to dilution or accretion as it may deem appropriate in the number, kind and in the exercise price of the unexercised Option Shares granted by this Agreement. For purposes of this section, a change in the corporate structure or shares of the Company shall include, but is not limited to, changes resulting from a recapitalization, stock split, reverse split, or stock dividend, reorganization or liquidation. This Agreement shall not in any way affect the right of the Company to make changes in its capital structure including, without limitation, the issuance of any additional shares of any class of its capital stock, or to merge or dissolve, liquidate or sell all or any part of its business or assets. In no event shall Optionee be entitled to any adjustments as a result of the issuance of any additional shares of any class of the Company's capital stock where the Company receives consideration.

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         5. Privilege of Stock Ownership. Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Option Shares unless and until the Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the shares to Optionee, and Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, Optionee shall have full voting and other ownership rights with respect to such shares.

         6. Manner of Exercising Option.

         a. This Option may be exercised only as to whole shares and only by written notice signed by Optionee (or in the case of exercise after Optionee's death or disability, by Optionee's legal representative, executor, administrator, heir or legatee, as the case may be) and mailed or delivered to the President or Secretary of the Company at its principal office, which notice shall: (i) specify the number of Option Shares with respect to which Option is being exercised; (ii) be accompanied by payment in full in cash; (iii) if the shares of Common Stock issuable upon exercise of the Option are not then covered by a current registration statement of the Company under the Securities Act of 1933, as amended (the "Securities Act"), include a statement to the effect that Optionee, or other person exercising the Option, is purchasing the Option Shares for investment and not with a view to, or for sale in, any distribution thereof; and (iv) if the Option is being exercised by a person or persons other than Optionee, be accompanied by proof satisfactory to the Company and its counsel, that such person or persons have the right to exercise the Option. Prior to the issuance of the Option Shares hereunder, Optionee shall: (i) execute and deliver to the Company such other representations in writing as may be reasonably requested by the Company in order for it to comply with the applicable requirements of Federal and State securities laws and (ii) pay to the Company an amount equal to the federal withholding tax obligation with respect to the exercised Option Shares, as reasonably determined by the Company.

         b. This Option shall be deemed to have been exercised with respect to the Option Shares specified in said notice at the time of receipt by the Company of: (i) the notice specified in Section 6(a) hereof; (ii) any representations reasonably required by the Company pursuant to Section 7(a) hereof; and (iii) the payments required in Section 6(a) hereof.

         c. Unless the shares of Common Stock issuable upon exercise of the Option are covered by a then current registration statement of the Company under the Securities Act, the certificates representing the Option Shares issued or to be issued hereunder shall be stamped or otherwise imprinted with legends substantially in the following form:

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         THE SHARES  REPRESENTED BY THIS  CERTIFICATE  HAVE NOT BEEN  REGISTERED
         UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR AN INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL ACCEPTABLE TO COUNSEL FOR THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH LAWS.

         7. Securities Law Requirements.

         a. No Option granted hereunder shall be exercisable, in whole or in part, and the Company shall not be obligated to sell any Option Shares if such exercise and sale would, in the opinion of counsel for the Company, violate the applicable requirements of Federal or State securities laws. Each Option shall be subject to the further requirement that, if at any time the Company shall determine in its discretion that the listing or qualification of the Option Shares under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance of the Option Shares, such Option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

         b. If any law or regulation of any State or Federal commission or agency having jurisdiction shall require the Company or the Optionee to take any action with respect to the Option Shares, then the date upon which the Company shall deliver or cause to be delivered the certificate or certificates for the Option Shares shall be postponed until full compliance shall have been made with all such requirements.

         8. Amendments. The provisions of this Agreement may not be amended, supplemented, waived or changed orally, except by a writing signed by the party as to whom enforcement of any such amendment, supplement, waiver or modification is sought and making specific reference to this Agreement.

         9. Assignments. The Optionee may not assign this Agreement.

         10. Further Assurances. The parties hereby agree from time to time to execute and deliver such further and other transfers, assignments and documents and do all matters and things, which may be convenient or necessary to more effectively and completely carry out the intentions of this Agreement.

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         11. Binding Effect.  All of the terms and provisions of this Agreement, whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and permitted assigns.

         12. Governing Law. This Agreement and all transactions contemplated by this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware without regard to principles of conflicts of laws.

         13. Entire Agreement. This agreement represents the entire understanding and agreement among the parties with respect to the subject matter hereof, and supersedes all other negotiations, understandings and representations (if any) made by and among such parties.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


CERISTAR, INC.:                                  OPTIONEE:




By:      /s/ Mark Hewitt                         /s/ Fred Weismiller
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    Its: Board Member & Chair,                   Fred Weismiller
         Compensation Committee

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                                FORM OF EXERCISE
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                (to be executed by the registered holder hereof)

         The undersigned hereby exercised the right to purchase 1,750,000 shares of common stock, $.001 per value ("Common Stock"), of CERISTAR, INC. (the "Company"), evidenced by the within Non-Qualified Stock Option Agreement and herewith makes payment of the purchase price in full. The undersigned represents to the Company that the undersigned is purchasing the Common Stock for investment and not with a view to, or for sale in, any distribution thereof.

         Kindly issue certificates for shares of Common Stock in accordance with the instruction given below:


Dated:
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Optionee



Instructions for registration of stock


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Name (Please Print)


Social Security or other identifying Number:

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Address:
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City

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State and Zip Code

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